Supplement to:

                   CALVERT SOCIALLY RESPONSIBLE PROSPECTUS
                        (Calvert Social Investment Fund
     (Money Market, Balanced, Bond, Equity and Managed Index Portfolios), Calvert World Values Fund International Equity and Capital Accumulation
              Funds, and Calvert New Vision Small Cap Fund) and


                        CALVERT INCOME FUND PROSPECTUS

                         both dated January 31, 1999

                    Date of this Supplement: April 5, 1999

         Special Shareholder Meetings were held on February 24, 1999 for each of the above Funds to approve certain proposals as discussed in the prospectus. This supplement is to inform prospective investors that all proposals were approved by shareholders.

         Also, the investment risk chart on page 23 of the Calvert Socially Responsible prospectus has an error regarding CSIF Bond in the categories for Investment Grade Bond and Below-investment Grade Bonds. The table should read that CSIF Bond currently uses Investment Grade Bonds (with no percentage requirement). The Below-investment Grade Bond category should show 20N for CSIF Bond (CSIF may purchase up to 20% of its net assets in below-investment grade bonds.)

         The investment risk chart on page 7 of the Calvert Income Fund prospectus has an error regarding foreign securities. The table should read that Calvert Income Fund may invest up to 30N (may purchase up to 30% of its net assets in foreign securities.)

         The investment risk chart on page 24 of the Calvert Socially Responsible prospectus and on page 8 of the Calvert Income Fund prospectus regarding options should indicate that that the 5T limit on options on securities and indices is based on net premium payments.